UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

FORUM MERGER III CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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In connection with the previously announced business combination (the “business combination”) between Forum Merger III Corporation (“Forum”) and Electric Last Mile, Inc. (“ELM”), ELM and Forum issued a joint press release in which ELM and Forum reminded stockholders to vote their shares in favor of their proposed business combination which will result in Electric Last Mile, Inc. becoming a publicly listed company trading on the Nasdaq under the ticker symbol “ELMS.” Additionally, in connection with the business combination, ELM issued a press release in which ELM announced that it plans to reveal its working prototype of the Urban Utility, ELM’s all-electric medium duty cab forward truck, and begin taking orders at the Route Consultant Contractor Expo on July 30-31st. Below are copies of the press releases, which are being filed herewith as soliciting material.

Forum Merger III Corporation and Electric Last Mile, Inc. Remind Stockholders to Vote to Approve Business Combination

– Independent proxy advisory firm Glass Lewis recommends Forum stockholders vote “FOR” the business combination

– All stockholders of Forum as of May 20, 2021 are encouraged to vote their shares before June 24, 2021

– Stockholders who need assistance voting their shares should contact Forum’s proxy solicitor, Morrow Sodali, toll-free at (877) 787-9239 or by email to FIII.info@investor.morrowsodali.com

Delray Beach, FL and Troy, MI (June 21, 2021) – Forum Merger III Corporation (Nasdaq: FIII, FIIU, FIIW) (“Forum” or the “Company”) and Electric Last Mile, Inc. remind stockholders to vote their shares in favor of the proposed business combination, which will result in Electric Last Mile Solutions, Inc. becoming a publicly listed company trading on the Nasdaq under the ticker symbol “ELMS.”

Forum has mailed the definitive proxy statement relating to the special meeting of Forum stockholders (the “Special Meeting”) to its stockholders of record as of May 20, 2021 (the “Record Date”). Stockholders as of the Record Date who have not received or have misplaced their proxy card should contact their broker and request their voting control number.

The Special Meeting to approve the pending business combination is scheduled for June 24, 2021. The Special Meeting will be completely virtual and conducted via live webcast. Stockholders as of the Record Date are encouraged to vote before 11:59 p.m. ET on June 23, 2021.

If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close and trading of the combined entity will commence on Nasdaq shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

Even if you have sold your shares since May 20, 2021, if you owned Forum shares on the Record Date, you are encouraged to vote by the June 23, 2021 deadline to ensure that the deal closes in a timely manner.

These are the two easiest and fastest ways to vote – and they are both free:

●	Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote online, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 23, 2021.

●	Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote via the automated telephone service, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted over the telephone must be received by 11:59 p.m., Eastern Time, on June 23, 2021.

Additionally, you can vote by mail:

●	Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed or e-mailed to you. You will need your voting control number which is included on the Voting Instruction Form mailed or e-mailed to you in order to vote by mail. Please be sure to, (1) mark, sign and date your Voting Instruction Form, (2) fold and return your Voting Instruction Form in the postage-paid envelope provided, and (3) mail your Voting Instruction Form to ensure receipt on or before 11:59 p.m., Eastern Time, on June 23, 2021.

YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM. If you did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.

Holders of Forum shares who need assistance voting or have questions regarding the special meeting may contact Forum’s proxy solicitor, Morrow Sodali, toll-free at (877) 787-9239 or email Morrow Sodali at FIII.info@investor.morrowsodali.com.

About Forum Merger III Corporation

Forum Merger III Corporation (NASDAQ: FIII, FIIIU, FIIIW) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Forum’s mandate is to consider an initial business combination target in any business or industry and it focused its search on companies with an aggregate enterprise value of approximately $500 million to $2 billion that are based in the United States. Forum is led by Co-Chief Executive Officers Marshall Kiev and David Boris.

About Electric Last Mile, Inc.

Electric Last Mile, Inc. (“ELMS”) is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com or Twitter @ELMSolutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the business combination, because these documents contain important information about Forum, ELMS and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as the Record Date. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Forum Merger III Corporation

investors@forummerger.com

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com

ELMS to Reveal All-Electric Medium Duty Commercial Truck at Expo for FedEx Ground Contractors

– Reveal will Occur at Route Consultant Contractor Expo in Nashville, TN – Largest Independent Gathering of
FedEx Ground Contractors in the Country

– ELMS to Begin Taking Orders with Production Slated for Second Half of 2022

– Urban Utility Expected to Have Approximately 250 Miles of Range Unloaded and Support Variable Cargo Box Lengths

Troy, Mich. (June 21, 2021) – Electric Last Mile, Inc. (“ELMS” or “the Company”) today announced today that it plans to reveal its working prototype of the Urban Utility, the Company’s all-electric medium duty cab forward truck, and begin taking orders at the Route Consultant Contractor Expo on July 30-31st. Held in Nashville, Tennessee, the annual Expo is the largest independent gathering of FedEx Ground contractors in the country.

ELMS will be joined at the Route Consultant Contractor Expo by its strategic distribution partner, Randy Marion Automotive Group, and will host test drives of both its Class 3 Urban Utility medium duty EV as well as its all-electric Urban Delivery cargo van. ELMS expects to begin production of the Urban Delivery, the anticipated first Class 1 commercial EV in the U.S., later this year.

With an estimated range of approximately 250 miles unloaded, the ability to support variable cargo box lengths and an expected payload of around 5,700 pounds, the Urban Utility is anticipated to be the second electric vehicle in ELMS’ last mile portfolio. The Urban Utility’s start of production is expected in the second half of 2022, and its introduction would position ELMS to offer commercial electric vehicle solutions spanning the Class 1 to Class 3 last mile segment.

“We have seen strong early indications of interest in our Urban Utility from fleets seeking more efficient and sustainable last mile delivery solutions,” said James Taylor, Co-Founder and CEO of ELMS. “With our reveal, we are excited to show our full suite of last mile e-mobility solutions to some of the country’s largest delivery providers.”

The Urban Utility is also expected to come with a suite of connectivity solutions that would allow fleet operators full visibility of their vehicles in near real time, as well as the ability to turn each Urban Utility vehicle into a Wi-Fi hotspot. In addition, ELMS expects to include over-the-air software update capabilities aimed at reducing vehicle downtime. As part of its integrated business model, ELMS also plans to offer upfitting solutions to customize the Urban Utility to fleets’ individual end-use cases.

In December 2020, ELMS announced it entered into a definitive agreement to merge with Forum Merger III Corporation (“Forum”, Nasdaq: FIII), a special purpose acquisition company. Forum has announced that it will hold a stockholder meeting to approve the transaction on June 24, 2021. The combined company will be named Electric Last Mile Solutions, Inc. and the common stock of Electric Last Mile Solutions, Inc. will continue to be listed on the Nasdaq Capital Market under the new ticker symbol “ELMS.” All stockholders of Forum as of May 20, 2021 are encouraged to vote their shares before June 24, 2021.

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com or Twitter @ELMSolutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the business combination, because these documents contain important information about Forum, ELMS and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as the Record Date. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Forum Merger III Corporation

investors@forummerger.com

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Forum’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the business combination, because this document contains important information about Forum, ELM and the business combination. The definitive proxy statement for the business combination was mailed to stockholders of Forum as of May 20, 2021, the record date established for voting on the business combination. Forum’s stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. This document can be obtained free of charge from the sources indicated above. ELM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the definitive proxy statement, which was filed with the SEC, in connection with the proposed business combination. This document can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum’s and ELM’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELM’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELM’s products and ELM’s ability to serve those markets, ELM’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELM’s ability to attract and retain customers, the estimated go to market timing and cost for ELM’s products, the implied valuation of ELM and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELM’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELM to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELM following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELM may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELM consider immaterial or which are unknown. Forum and ELM caution that the foregoing list of factors is not exclusive. Forum and ELM caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELM is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELM and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELM of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELM of evidence of the mutual written agreement of ELM and SERES as to the date and time of the transfer of possession of the facility to ELM, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELM of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELM’s anticipated business assume the completion of the Carveout Transaction. Forum and ELM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.